Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: August 1 - 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	9/23/2016
Signature of Authorized Individual*	Date

Timothy D. Boates	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: HORSEHEAD HOLDING CORP	MOR-1	Case No. 16-10287, 288, 289, 290, 291
Debtor	Month-to-Date	Reporting Period: August 1 - 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	AUGUST 1 - 31, 2016
	16-10287 HORSEHEAD HOLDINGS			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO				16-10291 Zochem							GRAND
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC -6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL	WFC -4972	WFC -4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	TOTAL

BEGINNING BOOK BALANCE	7,555,774	0	7,555,774	0	4,131,422	0	0	0	(21,999)	(2,509,993)	1,599,430	7,069,350	0	(434,982)	6,634,368	646,230	0	0	0	711,369	1,581,158	2,938,757	18,728,329

CASH RECEIPTS
Trade Receipts						15,528,281					15,528,281		2,729,142		2,729,142	(36,154)	8,260,985			103,956	1,635,601	9,964,388	28,221,811
Other Receipts	2,196		2,196			1,000,000					1,000,000									1,099,783		1,099,783	2,101,980
	2,196	-	2,196	-	-	16,528,281	-	-	-	-	16,528,281	-	2,729,142	-	2,729,142	(36,154)	8,260,985	-	-	1,203,739	1,635,601	11,064,172	30,323,791

CASH DISBURSEMENTS
Payroll & Taxes					2,627,057				93,831	14,860	2,735,748	11,654		4,421	16,075					222,995		222,995	2,974,817
Benefits					655,545					11,165	666,710			75	75					27,426		27,426	694,211
Purchases					2,607,177					437,659	3,044,836	72,670		147,017	219,686	7,774,302				4,176	1,674,764	9,453,243	12,717,766
Freight					2,397,237					1,551,069	3,948,306			110,274	110,274					297,176	123,958	421,133	4,479,714
Utilities										850,574	850,574	399,950		101,143	501,093					166,828		166,828	1,518,495
Leases					5,400						5,400									884		884	6,283
Insurance					319,406					23,274	342,680												342,680
Miscellaneous	558		558		126,405					90,031	216,437	4,481	307	73,286	78,073	2,424				131,597	14,802	148,823	443,891
Contract Services					289,492					1,535,603	1,825,095			276,670	276,670					18,902	67	18,970	2,120,735
Supplies					30,877					1,390,201	1,421,078			305,488	305,488					182,971	104,354	287,325	2,013,891
Other Operating Costs					273,850					41,266	315,116			25,008	25,008					63,765	10,715	74,480	414,605
DIP Fees					1,135,417						1,135,417												1,135,417
Professional Fees	-	-	-	-	3,234,898	-	-	-	-	-	3,234,898	-	-	-	-	31,267	-	-	-	5,824	-	37,091	3,271,989
CapEX										17,287	17,287												17,287
Macquarie Interest					225,737						225,737												225,737
503(b)(9) Payments										427,685	427,685			109,191	109,191								536,876

	558	-	558	-	13,928,497	-	-	-	93,831	6,390,675	20,413,004	488,754	307	1,152,572	1,641,633	7,807,993	-	-	-	1,122,546	1,928,660	10,859,200	32,914,394

Net Bank Account Transfers	(2,600,000)	-	(2,600,000)	-	11,141,321	(16,528,281)	-	-	91,805	7,895,155	2,600,000	1,305,266	(2,728,835)	1,423,569	-	8,260,985	(8,260,985)	-	-	-	-	-	-
DIP Facility Drawdown	10,000,000		10,000,000																				10,000,000

ENDING BOOK BALANCE	14,957,412	0	14,957,412	0	1,344,246	0	0	0	(24,025)	(1,005,513)	314,707	7,885,862	0	(163,985)	7,721,877	1,063,068	0	0	0	792,562	1,288,099	3,143,729	26,137,726

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			558								20,413,004				1,641,633							10,859,200	32,914,394
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			558								20,413,004				1,641,633							10,859,200	32,914,394

In re: HORSEHEAD HOLDING CORP	MOR-1	Case No. 16-10287, 288, 289, 290, 291
Debtor	Case-to-Date	Reporting Period: August 1 - 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	FEBRUARY 2 - AUGUST 31, 2016
	16-10287 HORSEHEAD HOLDINGS			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO				16-10291 Zochem							GRAND
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC -6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL	WFC -4972	WFC -4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	TOTAL

BEGINNING BOOK BALANCE	536	77,440	77,976	0	36,008	0	13	1,323,180	0	0	1,359,201	0	0	0	0	0	0	(434)	652,850	298,010	238,283	1,188,709	2,625,886

CASH RECEIPTS
Trade Receipts		2,686,953	2,686,953		222,520	78,873,093		21,025,311		(40,544)	100,080,380		20,253,668		20,253,668	(195,926)	33,530,539		20,467,859	1,066,975	12,602,408	67,471,855	190,492,857
Other Receipts	8,739	630	9,370		278	1,000,000					1,000,278		150		150			0		6,999,409		6,999,409	8,009,208

	8,739	2,687,583	2,696,323	-	222,799	79,873,093	-	21,025,311	-	(40,544)	101,080,659	-	20,253,818	-	20,253,818	(195,926)	33,530,539	-	20,467,859	8,066,385	12,602,408	74,471,265	198,502,065

CASH DISBURSEMENTS
Payroll & Taxes	35,191	37,371	72,562	68,482	18,750,877				608,912	71,475	19,499,746	141,338	415	102,472	244,225					1,672,086		1,672,086	21,488,618
Benefits	2,472,421		2,472,421	25,594	3,739,696			(90)		90,856	3,856,055		75	255,668	255,743					449,691		449,691	7,033,910
Purchases	8,081,202	889,099	8,970,301	892,071	10,110,364					2,417,756	13,420,191	286,443	85,722	1,219,454	1,591,619	35,087,560		19,758,327		120,854	9,123,337	64,090,078	88,072,189
Freight	6,518,036	35,691	6,553,726	1,693,638	8,234,486					7,517,688	17,445,813	95,276	18,800	399,358	513,434	7,163	2,094	139,664		1,602,161	702,708	2,453,791	26,966,764
Utilities	502,207	5,477	507,684	1,231,120			(322,102)			3,599,367	4,508,385	2,156,782		638,256	2,795,037					1,693,769	84,049	1,777,818	9,588,924
Leases	39,869		39,869	599,817	67,217						667,034			782	782					4,397		4,397	712,082
Insurance	1,227,225	206,037	1,433,262	102,673	2,533,004					119,755	2,755,432			110,462	110,462			127,266				127,266	4,426,422
Miscellaneous	(128,133)	4,000	(124,133)	489,663	688,293		19,568			1,503,696	2,701,219	22,422	8,177	133,968	164,567	11,256		9,557		596,815	122,450	740,079	3,481,732
Contract Services	2,381,075	92,742	2,473,816	1,546,783	3,168,153					6,644,651	11,359,587	305,530	14,459	1,932,147	2,252,136					127,767	1,228	128,995	16,214,534
Supplies	925,153	50,936	976,089	1,097,177	434,910					5,746,588	7,278,676	24,684	204,040	1,901,073	2,129,797					1,010,142	813,321	1,823,463	12,208,025
Other Operating Costs	44,684	46,059	90,743	170,410	819,475			790,065		147,727	1,927,677			421,642	421,642					487,044	249,566	736,610	3,176,673
DIP Fees	5,151,861		5,151,861		3,265,556					82,850	3,348,406			19,500	19,500						60,000	60,000	8,579,767
PNC Facility Repayment																		18,677,793				18,677,793	18,677,793
Recycling Entity Buyout (including interest)					1,078,017						1,078,017												1,078,017
Professional Fees	3,018,529	0	3,018,529	0	14,984,030	0	0	0	0	0	14,984,030	0	0	0	0	155,870	0	0	0	50,095	185,933	391,898	18,394,456
CapEX	220,129		220,129		1,290,758					44,833	1,335,591	514,521	92,566	1,026,491	1,633,578					41,695		41,695	3,230,992
Utility Deposits	(370,720)		(370,720)	212,142	3,661		781,500				997,303			5,780	5,780								632,363
Macquarie Interest	418,028		418,028		892,635						892,635												1,310,663
503(b)(9) Payments	237,064		237,064							824,369	824,369	132,462		109,191	241,653					115,447		115,447	1,418,533
Critical Vendors - Freight	922,861		922,861		1,334,643						1,334,643	151,987			151,987	6,406		8,759		259,869		275,033	2,684,525
Critical Vendors - Material Vendors					113,244						113,244												113,244

	31,696,683	1,367,411	33,064,094	8,129,570	71,509,019	-	478,966	789,974	608,912	28,811,610	110,328,051	3,831,444	424,253	8,276,244	12,531,941	35,268,254	2,094	38,721,367	-	8,231,832	11,342,592	93,566,139	249,490,225

Net Bank Account Transfers	(9,177,388)	(1,397,612)	(10,575,000)	8,129,570	72,594,458	(79,873,094)	478,952	(21,558,517)	584,887	27,846,641	8,202,898	11,717,306	(19,829,565)	8,112,259	0	36,527,248	(33,528,445)	20,044,008	(21,120,710)	660,000	(210,000)	2,372,102	0
DIP Facility Drawdown	55,822,207		55,822,207															18,677,793				18,677,793	74,500,000

ENDING BOOK BALANCE	14,957,412	0	14,957,412	0	1,344,246	(0)	(1)	(0)	(24,025)	(1,005,513)	314,707	7,885,862	0	(163,985)	7,721,877	1,063,068	0	0	(0)	792,563	1,288,099	3,143,730	26,137,726

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			33,064,094								110,328,051				12,531,941							93,566,139	249,490,225
LESS:
PLUS:
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			33,064,094								110,328,051				12,531,941							93,566,139	249,490,225

In re: HORSEHEAD HOLDING CORP	MOR-1b	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: August 1 - 31, 2016
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

RAS Management Advisors, LLC	Week ending February 6, 2016	$56,554.00	Horsehead Holding	WT	3/16/16	$52,950.00	$3,604.00
	Week ending February 13, 2016	$69,865.00	Horsehead Holding	WT	3/16/16	$63,000.00	$6,865.00
	Week ending February 20, 2016	$72,085.00	Horsehead Holding	WT	3/16/16	$65,125.00	$6,960.00
	Week ending February 27, 2016	$72,281.00	Horsehead Holding	WT	3/16/16	$66,775.00	$5,506.00
	Week ending March 5, 2016	$74,313.00	Horsehead Holding	WT	3/16/16	$67,450.00	$6,863.00
	Week ending March 12, 2016	$61,610.00	Horsehead Holding	WT	3/16/16	$58,075.00	$3,535.00	$373,375.00	$33,333.00
	Week ending March 19, 2016	$78,345.00	Horsehead Holding	WT	3/22/16	$71,475.00	$6,870.00	$444,850.00	$40,203.00
	Week ending March 26, 2016	$63,461.00	Horsehead Holding	WT	4/4/16	$60,175.00	$3,286.00	$505,025.00	$43,489.00
	Week ending April 2, 2016	$66,924.00	Horsehead Holding	WT	4/8/16	$61,700.00	$5,224.00	$566,725.00	$48,713.00
	Week ending April 9, 2016	$58,651.00	Horsehead Holding	WT	4/13/16	$55,250.00	$3,401.00	$621,975.00	$52,114.00
	Week ending April 16, 2016	$64,189.00	Horsehead Holding	WT	4/21/16	$60,325.00	$3,864.00	$682,300.00	$55,978.00
	Week ending April 23, 2016	$53,260.00	Horsehead Holding	WT	4/28/16	$51,425.00	$1,835.00	$733,725.00	$57,813.00
	Week ending April 30, 2016	$63,601.00	Horsehead Holding	WT	5/5/16	$60,125.00	$3,476.00	$793,850.00	$61,289.00
	Week ending May 7, 2016	$63,857.00	Horsehead Holding	WT	5/12/16	$60,150.00	$3,707.00	$854,000.00	$64,996.00
	Week ending May 14, 2016	$53,547.00	Horsehead Holding	WT	5/19/16	$51,975.00	$1,572.00	$905,975.00	$66,568.00
	Week ending May 21, 2016	$62,196.00	Horsehead Holding	WT	5/26/16	$58,575.00	$3,621.00	$964,550.00	$70,189.00
	Week ending May 28, 2016	$57,916.00	Horsehead Holding	WT	6/2/16	$55,850.00	$2,066.00	$1,020,400.00	$72,255.00
	Week ending June 4, 2016	$55,511.00	Horsehead Holding	WT	6/9/16	$51,300.00	$4,211.00	$1,071,700.00	$76,466.00
	Week ending June 11, 2016	$60,589.00	Horsehead Holding	WT	6/16/16	$58,600.00	$1,989.00	$1,130,300.00	$78,455.00
	Week ending June 18, 2016	$61,511.00	Horsehead Holding	WT	6/23/16	$57,275.00	$4,236.00	$1,187,575.00	$82,691.00
	Week ending June 25, 2016	$53,595.00	Horsehead Holding	WT	6/29/16	$49,825.00	$3,770.00	$1,237,400.00	$86,461.00
	Week ending July 2, 2016	$63,907.00	Horsehead Holding	WT	7/7/16	$59,925.00	$3,982.00	$1,297,325.00	$90,443.00
	Week ending July 9, 2016	$57,667.00	Horsehead Holding	WT	7/14/16	$53,800.00	$3,867.00	$1,351,125.00	$94,310.00
	Week ending July 16, 2016	$57,747.00	Horsehead Holding	WT	7/21/16	$55,550.00	$2,197.00	$1,406,675.00	$96,507.00
	Week ending July 23, 2016	$66,781.00	Horsehead Holding	WT	7/28/16	$62,925.00	$3,856.00	$1,469,600.00	$100,363.00
	Week ending July 30, 2016	$59,232.00	Horsehead Holding	WT	8/4/16	$57,525.00	$1,707.00	$1,527,125.00	$102,070.00
	Week ending August 6, 2016	$60,298.00	Horsehead Holding	WT	8/11/16	$57,825.00	$2,473.00	$1,584,950.00	$104,543.00
	Week ending August 13, 2016	$64,933.00	Horsehead Holding	WT	8/18/16	$61,750.00	$3,183.00	$1,646,700.00	$107,726.00
	Week ending August 20, 2016	$60,835.00	Horsehead Holding	WT	8/25/16	$57,450.00	$3,385.00	$1,704,150.00	$111,111.00

Epiq Bankruptcy Solutions	Month of February 2016	$95,985.25	Horsehead Holding	WT	5/18/16	$95,458.40	$526.85	$95,458.40	$526.85
	Month of March 2016	$133,455.55	Horsehead Holding	WT	5/18/16	$132,930.07	$525.48	$228,388.47	$1,052.33
	Month of April 2016	$130,031.00	Horsehead Holding	WT	8/24/16	$130,031.00	$0.00	$358,419.47	$1,052.33
	Month of May 2016	$62,844.10	Horsehead Holding	WT	8/24/16	$62,844.10	$0.00	$421,263.57	$1,052.33
	Month of June 2016	$55,146.21	Horsehead Holding	WT	8/24/16	$55,146.21	$0.00	$476,409.78	$1,052.33
	Month of July 2016	$130,031.00	Horsehead Holding	WT	8/24/16	$130,031.00	$0.00	$606,440.78	$1,052.33

Kirkland & Ellis LLC	Month of February 2016	$1,191,560.66	Horsehead Holding	WT	5/13/16	$1,164,569.88	$26,990.78	$1,164,569.88	$26,990.78
	Month of March 2016	$909,229.00	Horsehead Holding	WT	6/8/16	$872,456.36	$36,772.64	$2,037,026.24	$63,763.42
	Month of April 2016	$975,493.56	Horsehead Holding	WT	6/27/16	$957,416.52	$18,077.04	$2,994,442.76	$81,840.46
	Month of May 2016	$649,100.45	Horsehead Holding	WT	7/19/16	$637,806.56	$11,293.89	$3,632,249.32	$93,134.35
	Month of June 2016	$648,864.56	Horsehead Holding	WT	8/24/16	$634,447.40	$14,417.16	$4,266,696.72	$107,551.51

Lazard Middle Market LLC	Month of February	$1,086,657.73	Horsehead Holding	WT	5/13/16	$1,080,000.00	$6,657.73	$1,080,000.00	$6,657.73
	Month of March 2016	$104,485.36	Horsehead Holding	WT	6/10/16	$100,000.00	$4,485.36	$1,180,000.00	$11,143.09
	Month of April 2016	$119,688.68	Horsehead Holding	WT	7/18/16	$100,000.00	$19,688.68	$1,280,000.00	$30,831.77

Paculski, Stang, Ziehl & Jones	Month of February 2016	$153,563.30	Horsehead Holding	WT	6/14/16	$134,558.40	$19,004.90	$134,558.40	$19,004.90
	Month of March 2016	$74,149.46	Horsehead Holding	WT	8/1/16	$67,836.00	$6,313.46	$202,394.40	$25,318.36
	Month of April 2016	$62,964.01	Horsehead Holding	WT	8/1/16	$60,881.20	$2,082.81	$263,275.60	$27,401.17

Klehr Harrison	Month of February/March 2016	$31,379.20	Zochem	WT	6/29/16	$31,332.20	$47.00	$31,332.20	$47.00
	Month of April 2016	$4,362.20	Zochem	WT	6/29/16	$4,264.40	$97.80	$35,596.60	$144.80

Thornton Grout Finnegan	Month of February 2016	$14,147.71	Zochem	WT	8/19/16	$14,005.69	$142.02	$14,005.69	$142.02
	Month of March 2016	$7,384.45	Zochem	WT	8/19/16	$7,274.69	$109.76	$21,280.38	$251.78
	Month of April 2016	$3,157.48	Zochem	WT	8/19/16	$3,135.38	$22.10	$24,415.76	$273.88	FORM MOR-1b (04/07)
	Month of May 2016	$2,459.73	Zochem	WT	8/19/16	$2,458.51	$1.22	$26,874.27	$275.10

In re. HORSEHEAD HOLDING CORP.	MOR - 2	Case No. 16-10287, 288, 289, 290, 291
Debtor	MTH	Reporting Period: August 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the month ended August 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL SEPTEMBER 14th
	Horsehead Holding Corp.	Horsehead Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$-	$11,452	$669	$-	$10,132	$-	$22,253
Net sales of nickel based material and other services	-	-	-	3,108	-	-	3,108
EAF dust service fees	-	3,168	-	-	-	(83)	3,085

Net sales	-	14,620	669	3,108	10,132	(83)	28,446

Cost of sales of zinc material and other goods	-	8,727	1,798	-	9,265	-	19,790
Cost of sales of nickel based material and other services	-	-	-	2,550	-	(83)	2,467
Cost of EAF dust services	-	2,827	-	-	-	-	2,827
Fire related costs	-	-	-	(39)	-	-	(39)
Insurance claim income	-	-	-	-	-	-	-

Cost of sales (excluding depreciation and amortization)	-	11,554	1,798	2,511	9,265	(83)	25,045
Depreciation and amortization	-	1,100	425	289	199	-	2,013
Selling, general and administrative expenses	110	1,237	29	160	189	-	1,725

Total costs and expenses	110	13,891	2,252	2,960	9,653	(83)	28,783

Income from operations	(110)	729	(1,583)	148	479	-	(337)

Equity in income of subsidiary, net of taxes	(1,564)	-	-	-	-	1,564	-

Other income (expense)
Interest expense	(1,945)	(962)	-	(37)	(243)	18	(3,169)
Interest and other income	19	2	-	-	1	(18)	4
Other income (expense)	-	16	-	(63)	(14)	-	(61)

Total other income (expense)	(1,926)	(944)	-	(100)	(256)	-	(3,226)

REORGANIZATION ITEMS, NET	(2,447)	-	-	-	24	-	(2,423)

Income before income taxes	(6,047)	(215)	(1,583)	48	247	1,564	(5,986)
Income tax provision	-	-	-	-	61	-	61

NET INCOME(LOSS)	$(6,047)	$(215)	$(1,583)	$48	$186	$1,564	$(6,047)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

9/23/2016

In re. HORSEHEAD HOLDING CORP.	MOR - 2	Case No. 16-10287, 288, 289, 290, 291
Debtor	Case to Date	Reporting Period: August 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the period February 2 to August 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL SEPTEMBER 14th
	Horsehead Holding Corp.	Horsehead Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$-	$69,890	$8,687	$-	$69,877	$-	$148,454
Net sales of nickel based material and other services	-	-	-	19,851	-	-	19,851
EAF dust service fees	-	22,798	-	-	-	(633)	22,165

Net sales	-	92,688	8,687	19,851	69,877	(633)	190,470

Cost of sales of zinc material and other goods	-	65,203	22,543	-	64,658	-	152,404
Cost of sales of nickel based material and other services	-	-	-	16,567	-	(633)	15,934
Cost of EAF dust services	-	17,521	-	-	-	-	17,521
Fire related cost	-	-	-	1,008	-	-	1,008
Insurance claim income	-	-	-	(1,000)	-	-	(1,000)

Cost of sales (excluding depreciation and amortization)	-	82,724	22,543	16,575	64,658	(633)	185,867
Depreciation and amortization	-	8,197	2,971	1,837	1,345	-	14,350
Selling, general and administrative expenses	477	8,897	261	1,269	1,130	-	12,034

Total costs and expenses	477	99,818	25,775	19,681	67,133	(633)	212,251

Income from operations	(477)	(7,130)	(17,088)	170	2,744	-	(21,781)

Equity in income of subsidiary, net of taxes	(37,188)	-	-	-	-	37,188	-

Other income (expense)
Interest expense	(12,269)	(7,272)	(37)	(262)	(1,785)	542	(21,083)
Interest and other income	542	10	-	-	1	(542)	11
Other income (expense)	-	35	-	61	(206)	-	(110)

Total other income (expense)	(11,727)	(7,227)	(37)	(201)	(1,990)	-	(21,182)

REORGANIZATION ITEMS, NET	(31,759)	(4,915)	-	-	(1,737)	-	(38,411)

Income before income taxes	(81,151)	(19,272)	(17,125)	(31)	(983)	37,188	(81,374)
Income tax provision	-	-	-	-	(223)	-	(223)

NET INCOME(LOSS)	$(81,151)	$(19,272)	$(17,125)	$(31)	$(760)	$37,188	$(81,151)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

9/23/2016

In re. HORSEHEAD HOLDING CORP	MOR -2	Case No. 16-10287, 288, 289, 290, 291
Debtor	CONT	Reporting Period: August 1 - 31, 2016

INCOME (EXPENSE)

REORGANIZATION CHARGES

	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	YTD
HHC
Professional Fee	(2,544)	(7,782)	(4,248)	(4,933)	(5,288)	(3,247)	(2,447)	(30,489)	SG&A
Interest Expense	(1,270)	-	-	-	-			(1,270)	Int Exp

	(3,814)	(7,782)	(4,248)	(4,933)	(5,288)	(3,247)	(2,447)	(31,759)

HORSEHEAD
Hedges	49	-	-	-	-			49	Sales
Interest Exp	(4,839)	-	-	(88)	(37)			(4,964)	Int Exp

	(4,790)	-	-	(88)	(37)	-		(4,915)

HMP							-

Other Income	-	-	-	-	-			-	Oth Inc

INMETCO
Hedges	-	-	-	-	-			-	COS

ZOCHEM
Hedges	(49)	-	-	-	-			(49)	Sales
Profess Fee/Other	(360)	(511)	(693)	(256)	(146)	399	24	(1,543)	SG&A
Interest Exp	(145)	-	-	-	-			(145)	Int Exp

	(554)	(511)	(693)	(256)	(146)	399	24	(1,737)

TOTAL	(9,158)	(8,293)	(4,941)	(5,277)	(5,471)	(2,848)	(2,423)	(38,411)

In re. HORSEHEAD HOLDING CORP	MOR-3	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: August 1 - 31, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING BALANCE SHEETS

DEBTOR IN POSSESSION

AUGUST 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL SEPTEMBER 14th
ASSETS	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current assets
Cash and cash equivalents	$14,957	$1,270	$-	$3,418	$7,720	$-	$27,365
Accounts receivable, net of allowance	403	12,408	2,037	18,947	4,809	(592)	38,012
Inventories, net	-	6,234	5,229	12,485	4,609	-	28,557
Prepaid expenses and other current assets	1,354	11,562	-	911	328	(6,973)	7,182
Deferred income taxes	-	-	-	-	-	-	-

Total current assets	16,714	31,474	7,266	35,761	17,466	(7,565)	101,116

Property, plant and equipment, net	-	108,944	86,241	23,808	32,643	-	251,636

Other assets
Intangible assets	-	7,411	-	83	1,467	-	8,961
Restricted cash	-	7,939	-	-	-	-	7,939
Deferred income taxes	-	-	-	-	-	-	-
Investment in and advances to subsidiary	102,475	87,573	(743,971)	11,958	956	541,009	-
Deposits and other	-	247	403	872	518	-	2,040

Total other assets	102,475	103,170	(743,568)	12,913	2,941	541,009	18,940

Total assets	$119,189	$243,588	$(650,061)	$72,482	$53,050	$533,444	$371,692

LIABILITIES AND STOCKHOLDERS’ EQUITY	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current Maturities of long-term debt	$-	$-	$-	$-	$-	$-	$-
Notes payable	-	-	-	-	-	-	$-
DEBTOR IN POSSESSION FINANCING	-	55,822	-	18,678	-	-	74,500
Accounts payable	8,179	14,045	683	1,506	2,758	(367)	26,804
Accrued expenses	12,555	15,534	372	725	2,342	(225)	31,303
Income Taxes Payable	-	4,237	-	(890)	595	(6,973)	(3,031)

Total current liabilities	20,734	89,638	1,055	20,019	5,695	(7,565)	129,576

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	208,588	49,625	5,000	-	-	-	263,213
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT	-	1,931	167	-	-	-	2,098
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	142,946	27,804	28,582	7,406	4,316	-	211,054

Long-term debt, less current maturities	-	-	-	-	10,000	(10,000)	-

Other long-term liabilities	-	13,331	-	26	1,894	-	15,251

Deferred income taxes	-	-	-	3,112	-	-	3,112

Commitments and contingencies	-	-	-	-	-	-

Stockholders’ equity
Horsehead Holding Corp. stockholders’ equity:
Common stock, par value $.01 per share; 100,000 shares with voting rights authorized;	0 602	0 -	0 -	0 -	0 -	0 -	602
Preferred stock, par value $.01 per share; 10,000 shares authorized; no shares issued or outstanding	- -	- -	- -	- -	- -	- -	-
Additional paid-in capital	399,017	16,240	-	-	29,081	(45,321)	399,017
Retained earnings	(652,698)	45,019	(684,865)	41,919	2,064	596,330	(652,231)

Total stockholders’ equity before noncontrolling interest	(253,079)	61,259	(684,865)	41,919	31,145	551,009	(252,612)

Noncontrolling interest	-	-	-	-	-	-	-

Total stockholders’ equity	(253,079)	61,259	(684,865)	41,919	31,145	551,009	(252,612)

Total liabilities and stockholders’ equity	$119,189	$243,588	$(650,061)	$72,482	$53,050	$533,444	$371,692

	-	-	-	-	-	-	-

NOTE: THE JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

In re: HORSEHEAD HOLDING CORP	MOR - 4	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: August 1 - 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	6,079	362,459	360,920	Various dates	EFT thru payroll provider	7,618
FICA-Employee	-	168,195	168,195	Various dates	EFT thru payroll provider	-
FICA-Employer	81,146	168,224	168,224	Various dates	EFT thru payroll provider	81,146
Unemployment	1,287	3,830	3,829	Various dates	EFT thru payroll provider	1,288
Income	-	-	-			-
Other:	-	-	-			-
Total Federal Taxes	88,512	702,708	701,168			90,052
State and Local
Withholding	-	92,215	92,215	Various dates	EFT thru payroll provider	-
Sales	16,206	-	1,173	Various dates	various	15,033
Excise	-	-	-			-
Unemployment	16,195	11,356	11,353	Various dates	EFT thru payroll provider	16,198
Real Property	685,127	216,836	164,981			736,982
Personal Property	-		-			-
Other:	-	-	-			-
Total State and Local	717,528	320,407	269,722			768,213
Total Taxes	806,040	1,023,115	970,890			858,265

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	18,419,000	-	-	-	-	18,419,000
Wages Payable	4,528,000	-	-	-	-	4,528,000
Taxes Payable	858,265	-	-	-	-	858,265
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	8,385,000	-	-	-	-	8,385,000
Amounts Due to Insiders*	-	-	-	-	-	-
Other:
Other:
Total Postpetition Debts	32,190,265	-	-	-	-	32,190,265

MOR-5

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: August 1 - 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		HH Corp	HMP	Inmetco	Zochem
Total Accounts Receivable at the beginning of the reporting period		12,367,752	1,146,606	4,231,937	17,426,112
+ Amounts billed during the period		14,838,528	586,512	3,364,126	10,273,809
- Amounts collected during the period		(14,991,906)	(536,374)	(2,729,142)	(9,964,388)
Total Accounts Receivable at the end of the reporting period		12,214,373	1,196,743	4,866,921	17,735,532

Accounts Receivable Aging
0 - 30 days old		8,859,584	1,119,221	3,117,701	17,714,108
31 - 60 days old		582,269	22,073	1,502,762	22,971
61 - 90 days old		880,604	-	90,632	(107)
91+ days old		1,891,916	55,450	155,825	(1,439)
Total Accounts Receivable		12,214,373	1,196,743	4,866,921	17,735,532
Amount considered uncollectible (Bad Debt)		(341,387)		(70,974)	(20,000)
Accounts Receivable (Net)		11,872,986	1,196,743	4,795,947	17,715,532
	DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

FORM MOR-5

(04/07)

4955 STEUBENVILLE PIKE SUITE 405 PITTSBURGH, PA 15205 WWW.HORSEHEAD.NET	P 724.774.1020 F 412.788.1812

September 23, 2016

Office of the United States Trustee

844 King Street, Suite 2207, Lockbox 35

Wilmington, DE  19801

Attn:  Timothy J. Fox

Subject:  Declaration Regarding Bank Reconciliation and Bank Statements

Horsehead Holding Corp. and certain of its affiliates (the “Debtors”), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Copies of bank account statements and cash disbursement journals are available for inspection upon request by the United States Trustee’s Office.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy Boates
Name: Timothy Boates
Position: Chief Restructuring Officer

FINANCIAL INFORMATION REPORT

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING BALANCE SHEETS

August 31, 2016 (UNAUDITED)

ASSETS	HHC	Horsehead Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$14,957	$1,270	$3,418	$7,720	$—	$27,365
Accounts receivable, net of allowance	403	14,445	18,947	4,809	(592)	38,012
Inventories, net	—	11,463	12,485	4,609	—	28,557
Prepaid expenses and other current assets	1,354	11,562	911	328	(6,973)	7,182
Deferred income taxes	—	—	—	—	—	—

Total current assets	16,714	38,740	35,761	17,466	(7,565)	101,116
Property, plant and equip, net	—	195,185	23,808	32,643	—	251,636
Other assets
Intangible assets	—	7,411	83	1,467	—	8,961
Restricted cash	—	7,939	—	—	—	7,939
Investment in and advances to subs	102,475	(656,398)	11,958	956	541,009	—
Deposits and other	—	650	872	518	—	2,040

Total other assets	102,475	(640,398)	12,913	2,941	541,009	18,940

Total assets	$119,189	$(406,473)	$72,482	$53,050	$533,444	$371,692

LIABILITIES AND STOCKHOLDERS’ EQUITY	HHC	Horsehead Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current liabilities
Current maturities of long-term debt	$205,000	$26,888	$—	$—	$—	$231,888
DEBTOR IN POSSESSION FINANCING	—	55,822	18,678	—	—	74,500
Accounts payable	8,179	14,728	1,506	2,758	(367)	26,804
Accrued expenses	16,143	23,352	725	2,342	(225)	42,337
Income taxes payable	—	4,237	(890)	595	(6,973)	(3,031)

Total current liabilities	229,322	125,027	20,019	5,695	(7,565)	372,498
LIABILITIES SUBJECT TO COMPROMISE	142,946	78,775	7,406	4,316	—	233,443
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,331	26	1,894	—	15,251
Deferred income taxes	—	—	3,112	—	—	3,112
Commitments and contingencies
Stockholders’ equity
Common Stock	602	—	—	—	—	602
Additional paid-in capital	399,017	16,240	—	29,081	(45,321)	399,017
Retained earnings	(652,698)	(639,846)	41,919	2,064	596,330	(652,231)

Total stockholders’ equity	(253,079)	(623,606)	41,919	31,145	551,009	(252,612)

Total liabilities and SE	$119,189	$(406,473)	$72,482	$53,050	$533,444	$371,692

NOTE: THE JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share amounts)

	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
	Month Ended August 31 2016	Month ended August 31 2015	YTD ended August 31 2016	YTD ended August 31 2015
Net sales of zinc material and other goods	$22,253	$27,745	$169,799	$238,302
Net sales of nickel based material and other services	3,108	4,521	22,693	32,818
EAF dust service fees	3,085	3,012	25,331	24,611

Net sales	28,446	35,278	217,823	295,731

Cost of sales of zinc material and other goods	19,790	30,913	182,065	251,652
Cost of sales of nickel based material and other services	2,467	2,828	17,866	21,266
Cost of EAF dust services	2,827	2,412	19,705	19,877
Fire related costs	(39)	—	1,047	—
Insurance claim income	—	—	(1,000)	—

Cost of sales (excluding deprec and amortiz)	25,045	36,153	219,683	292,795
Depreciation and amortization	2,013	5,379	16,394	36,219
Selling, general and administrative expenses	1,725	2,104	13,950	17,857

Total costs and expenses	28,783	43,636	250,027	346,871

Loss from operations	(337)	(8,358)	(32,204)	(51,140)

Other income (expense)
Interest expense	(3,169)	(3,264)	(24,601)	(25,050)
Interest and other income	4	1	11	23
Other income (expense)	(61)	189	2,863	13,410

Total other income (expense)	(3,226)	(3,074)	(21,727)	(11,617)

REORGANIZATION ITEMS, NET	(2,423)	—	(49,052)	—

Loss before income taxes	(5,986)	(11,432)	(102,983)	(62,757)
Income tax benefit	61	(4,321)	(518)	(23,722)

NET LOSS	$(6,047)	$(7,111)	$(102,465)	$(39,035)

NOTE: THE MARCH 31 AND JUNE 30, 2016 RESULTS MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

For the month ended August 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Horsehead Holding Corp.	Horsehead Corporation	INMETCO	Zochem	Elims	Consolidated
Net sales of zinc material and other goods	$—	$12,121	$—	$10,132	$—	$22,253
Net sales of nickel based material and other services	—	—	3,108	—	—	3,108
EAF dust service fees	—	3,168	—	—	(83)	3,085

Net sales	—	15,289	3,108	10,132	(83)	28,446

Cost of sales of zinc material and other goods	—	10,525	—	9,265	—	19,790
Cost of sales of nickel based material and other services	—	—	2,550	—	(83)	2,467
Cost of EAF dust services	—	2,827	—	—	—	2,827
Fire related costs	—	—	(39)	—	—	(39)
Insurance claim income	—	—	—	—	—	—

Cost of sales (excluding deprec and amortiz)	—	13,352	2,511	9,265	(83)	25,045
Depreciation and amortization	—	1,525	289	199	—	2,013
Selling, general and administrative expenses	110	1,266	160	189	—	1,725

Total costs and expenses	110	16,143	2,960	9,653	(83)	28,783

(Loss) income from operations	(110)	(854)	148	479	—	(337)

Equity in (loss) income of subsidiary, net of taxes	(1,564)	—	—	—	1,564	—

Other income (expense)
Interest expense	(1,945)	(962)	(37)	(243)	18	(3,169)
Interest and other income	19	2	—	1	(18)	4
Other income (expense)	—	16	(63)	(14)	—	(61)

Total other income (expense)	(1,926)	(944)	(100)	(256)	—	(3,226)

REORGANIZATION ITEMS, NET	(2,447)	—	—	24	—	(2,423)

(Loss) income before income taxes	(6,047)	(1,798)	48	247	1,564	(5,986)
Income tax provision	—	—	—	61	—	61

NET (LOSS) INCOME	$(6,047)	$(1,798)	$48	$186	$1,564	$(6,047)

NOTE: THE MARCH 31 AND JUNE 30, 2016 RESULTS MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

For the eight months ended August 31, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

	Horsehead Holding Corp.	Horsehead Corporation	INMETCO	Zochem	Elims	Consolidated
Net sales of zinc material and other goods	$—	$90,234	$—	$79,463	$102	$169,799
Net sales of nickel based material and other services	—	—	22,693	—	—	22,693
EAF dust service fees	—	26,070	—	—	(739)	25,331

Net sales	—	116,304	22,693	79,463	(637)	217,823

Cost of sales of zinc material and other goods	—	108,360	—	73,603	102	182,065
Cost of sales of nickel based material and other services	—	—	18,605	—	(739)	17,866
Cost of EAF dust services	—	19,705	—	—	—	19,705
Fire related costs	—	—	1,047	—	—	1,047
Insurance claim income	—	—	(1,000)	—	—	(1,000)
Cost of sales (excluding deprec and amortiz)	—	128,065	18,652	73,603	(637)	219,683
Depreciation and amortization	—	12,774	2,088	1,532	—	16,394
Selling, general and administrative expenses	638	10,537	1,490	1,285	—	13,950

Total costs and expenses	638	151,376	22,230	76,420	(637)	250,027

(Loss) income from operations	(638)	(35,072)	463	3,043	—	(32,204)

Equity in (loss) income of subsidiary, net of taxes	(53,169)	—	—	—	53,169	—

Other income (expense)
Interest expense	(15,274)	(7,786)	(298)	(1,879)	636	(24,601)
Interest and other income	636	10	—	1	(636)	11
Other income (expense)	—	3,032	53	(222)	—	2,863

Total other income (expense)	(14,638)	(4,744)	(245)	(2,100)	—	(21,727)

REORGANIZATION ITEMS, NET	(34,020)	(12,049)	64	(3,047)	—	(49,052)

(Loss) income before income taxes	(102,465)	(51,865)	282	(2,104)	53,169	(102,983)
Income tax benefit	—	—	—	(518)	—	(518)

NET (LOSS) INCOME	$(102,465)	$(51,865)	$282	$(1,586)	$53,169	$(102,465)

NOTE: THE MARCH 31 AND JUNE 30, 2016 RESULTS MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

NON-FINANCIAL OPERATING METRICS REPORT

			Month ended
Shipments			August 31, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			5,613
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			4,582
WOX/Calcine shipments combined - tons			13,031
Calcine shipments - tons			9,689
Calcine zinc-contained tons			6,139
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			12,726
Zinc finished product - tons (HH) (excludes WOX/Calcine)			458
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			8,602
EAF dust receipts - tons (HH)			46,915
Nickel remelt alloy shipments - tons (I)			2,177

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$1.00
Zinc finished products - per lb zinc-contained (Z + HH combined)			$1.23
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.19
Zinc Product Shipments - per lb zinc-contained (HH)			$0.69
LME average zinc price - per lb			$1.04
LME average nickel price - per lb			$4.70

Production
Zinc metal production tons (Mooresboro)			—
Mooresboro conversion costs (per lb)			$—
Recycling facility conversion costs (per lb)			$0.41

Financial (in 000’s)			UNAUDITED
Net Zinc metal sales excl. intercompany (HH) (excludes brokered)			$—
Brokered metal sales			$624
EAFD collection revenue			$3,168
EAFD collection costs			$2,827
Zochem adjusted EBITDA - R			$695
INMETCO adjusted EBITDA - R			$353

Segment data (3 segments + Corp, elim, other) (in 000’s)
UNAUDITED				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$15,289	$10,132	$3,108	$(83)	$28,446
Depreciation & amortization	1,525	199	289	—	2,013
COGS	13,352	9,265	2,511	(83)	25,045
SG&A	1,266	189	160	110	1,725
Interest expense	962	243	37	1,927	3,169
(Loss) income before income taxes	$(1,798)	$247	$48	$(4,483)	$(5,986)
Revenue excl. unrealized non-cash hedge adj and interco. sales	$15,206	$10,132	$3,108	$—	$28,446
Capital expenditures	$1,897	$113	$227	$—	$2,237

COMPLIANCE CERTIFICATE

For the Period From February 2, 2016 to August 31, 2016 (“Test Period”)

The undersigned hereby certifies that he/she is the Chief Restructuring Officer of Horsehead Corporation, a company organized under the laws of the State of Delaware (“Horsehead”), the Chief Restructuring Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Chief Restructuring Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Chief Restructuring Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Chief Restructuring Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;

No Default or Event of Default has occurred and is continuing.

Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate.

There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.

As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.

(A) Adjusted EBITDA-R =	$	4,185,000

(i) + [(ii) + (iii) + (iv) + (v) + (vi) + (vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income	$	(31,000)

(ii) Interest Expense	$	262,000

(iii) provision for income taxes	$	—

(iv) depreciation, amortization	$	1,837,000

(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$	—

(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries ONE TIME FIRE CHARGES RELATING TO INSURANCE CLAIM	$	8,000

(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility	$	1,983,000

(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$	126,000

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?     X YES     NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM

(A) Adjusted EBITDA-R =	$	4,080,000

(i) + [(ii) + (iii) + (iv) + (v) + (vi) + (vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.

(i) Net Income	$	(760,000)

(ii) Interest Expense	$	1,785,000

(iii) provision for income taxes	$	(223,000)

(iv) depreciation, amortization	$	1,345,000

(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$	(14,000)

(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries	$	1,737,000

(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$	210,000

(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$	—

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?     X YES     NO

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of September 16, 2016.

HORSEHEAD CORPORATION

By:	/s/ Timothy Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:	/s/ Timothy Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

HORSEHEAD METAL PRODUCTS, LLC

By:	/s/ Timothy Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

ZOCHEM INC.

By:	/s/ Timothy Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer

HORSEHEAD HOLDING CORP.

By:	/s/ Timothy Boates
Name:	Timothy Boates
Title:	Chief Restructuring Officer